Plan Assets Transferred	12 Months Ended
Dec. 31, 2025
EBP 002 [Member]
DisclosureLineitem [Line Items]
Plan Assets Transferred

11.	Plan Assets Transferred:

As a result of business acquisitions by the Company, the following transfers into the Plan were completed in 2025: the net assets of the Insperity 40l(k) Plan attributable to employees of Neogene Therapuetics, Inc, the GracellBio 40l(k) Plan attributable to employees of Gracell Biotechnologies Inc. and Gracell Biopharmacueticals, Inc., and the Amolyt Pharma, Inc. 401(k) Plan attributable to employees of Amolyt Pharma, Inc. totaling amount of $7,808,348 were transferred into the Plan during the year ending on December 31, 2025. These transfers are reflected in the statement of changes in net assets available for benefits. A total of $117,006 of loan transfers is included in the assets.